UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21965

City National Rochdale High Yield Alternative Strategies Fund LLC
(Exact name of registrant as specified in charter)

400 Park Avenue
New York, NY 10022-4406
(Address of principal executive offices) (Zip code)

Don Andrews
400 Park Avenue
New York, NY 10022-4406
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2019

Item 1. Reports to Stockholders.

City National Rochdale®

AN RBC/CITY NATIONAL COMPANY

City National Rochdale High Yield Alternative Strategies Fund LLC
City National Rochdale High Yield Alternative Strategies Fund TEI LLC
Annual Report
March 31, 2019

Dear Fellow Shareholders,

The City National Rochdale High Yield Alternative Strategies Fund LLC (the “Taxable Fund”) and City National Rochdale High Yield Alternative Strategies Fund TEI LLC (the “TEI Fund”), seek to diversify clients’ traditional stock and bond only portfolios through inclusion of alternative strategies focusing on the fixed income markets.  For the six-month period ended March 31, 2019, the Taxable Fund returned -2.86% and the TEI Fund returned -2.79%. The comparable benchmark of this strategy, the Credit Suisse Leveraged Loan Index, returned +0.58% over the same six-month period.  For the year-to-date period ended March 31, 2019, the Taxable Fund returned +1.54% and the TEI Fund returned +1.55%, with the benchmark returning +3.78% over the same period.

The performance over the past year has been positive for the shareholders of the City National Rochdale High Yield Alternative Strategies Funds, representing a rebound in the loan market.  From the outset of this strategy, in 2013, we held the belief that a single calendar year could not and should not define the outcome of this strategy.  The City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Master Fund”, and together with the Taxable Fund and the TEI Fund, the “Funds”) invests in less liquid credit markets; therefore, during periods of volatility in the traditional high yield/loan market investors should expect the potential for additional volatility in the Funds.  Currently, the strategies of the underlying funds in which the Master Fund invests vary, but the majority hold collateralized loan obligations (“CLOs”) of varying vintages.  The leveraged loan market is a large and vital part of the institutional finance ecosystem.  On average, CLOs constitute approximately 52.5% of the leveraged loan market.

Despite market challenges stemming from the end of 2018, Q1 2019 posted solid CLO new issue transaction levels to start the year (in line with 2018 levels).  Looking ahead, there is more work to be done in the second quarter, with plenty of CLO deals still expected.  Year-to-date totals for the U.S. CLO market include $29.28 billion from 60 deals (compared to $32.08 billion from 57 deals in the same period last year).

The CLO market continues to be heading in the correct direction with new issues of CLOs increasing and more firms entering the structured credit market.

The performance of the investments within the Master Fund continues to be solid and within expectations, but as many investors are aware, we are not offering the Taxable Fund and the TEI Fund to new investors.  With the Master Fund’s underlying investments being fairly illiquid, we are exploring options within the best interests of investors.  This includes exploring a sale of the underlying assets or adjusting the structure of the Funds, and we continue to explore additional options for this strategy.

Outlook

With an eventful first quarter now in the rearview mirror, especially with regard to the issues surrounding CLO formation documentation to satisfy the Japan Financial Services Agency, CLO managers are still contending with a tougher primary market.  Expectations for supply were very high to begin the year, and managers now have to contend with floating-rate assets falling out of favor as expectations for future rate increases fade.  Yet, compared to other similarly rated assets in the securitized products space, CLO tranches are much cheaper for investors.  The yield difference between new AAA-rated CLOs and the last cash flow on a 10-year AAA-rated commercial mortgage-backed security (“CMBS”) (with fixed coupons) is now 49 bps (according to Bank of America, as of March 31, 2019).1  Since the start of 2017, that difference has averaged closer to 33 bps.

For Japanese investors, who are the most active buyers of AAA-rated securities, their concern may be less over the value difference between fixed and floating securities, but rather about ensuring that they have sufficient investable supply, LCD analysts have said.2  This comes in contrast to a number of money managers that appeared as buyers for the first time in 2017 and 2018, but are allocating less money to CLOs versus CMBS and other high-yield bonds.

Even as loan prices have been recovering from the year-end selloff in 2018, bringing a number of CLO warehouses (facilities or accounts in which managers accumulate a CLOs’ initial portfolios, prior to the issue of the CLOs) back above water, third-party equity investors have been demanding that CLO managers line up a large AAA-rated anchor investor in advance of a new issue to provide the equity investors with better visibility into what the arbitrage and potential expected returns will look like.

In today’s market, investment in CLO equity provides an attractive risk/return profile.  There is significant embedded upside from the widening of loan spreads over the course of the re-investment period, and downside protection against tightening of liability costs due to the vibrant market for CLO refinancings and resets.  With a supportive macro environment for CLOs, we view the Master Fund’s portfolio to be well positioned.  We do believe that there will be continued bouts of volatility in the market over the next 12 months, and we see managers taking advantage of this potential instability.

Sincerely,

Garrett R. D’Alessandro, CFA, CAIA, AIF®
Chief Executive Officer & President
City National Rochdale LLC

1 Source Article:   LCD, an offering of S&P Global Market Intelligence - “Global CLO Roundup: 1Q posts solid volume despite market challenges”
2 Source Article:   LCD, an offering of S&P Global Market Intelligence - “Global CLO Roundup: 1Q posts solid volume despite market challenges”

Important Disclosures

The performance returns presented may contain figures estimated by the manager of an underlying fund in which the Master Fund invests, which, if subsequently revised by the manager of the underlying fund, may change the returns indicated for the applicable period.

The unsubsidized total annual fund operating expense ratio for the City National Rochdale High Yield Alternative Strategies Fund and the City National Rochdale High Yield Alternative Strategies Fund TEI is 2.04% and 2.09%, respectively, for the fiscal year ended March 31, 2019. Cumulative returns for the fiscal year ended March 31, 2019, for the City National Rochdale High Yield Alternative Strategies Fund and the City National Rochdale High Yield Alternative Strategies Fund TEI was -0.72% and -0.72%, respectively.

Performance quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888.

An investor should consider carefully the Funds’ investment objectives, risks, charges, and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888. Please read it carefully before investing. CNR Securities LLC, 400 Park Avenue, New York, NY 10022, a broker-dealer affiliated with City National Rochdale LLC, serves as the distributor of the Funds.

The views expressed herein represent the opinions of City National Rochdale LLC and are subject to change without notice at any time. This information should not in any way be construed to be investment, financial, tax, or legal advice, or other professional advice or service, and should not be relied on in making any investment or other decisions.  Investment Funds are speculative and may entail substantial risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international companies carries risks such as currency fluctuation, interest rate fluctuation, and economic and political instability.  Short sales may increase volatility and potential for loss. As with all investments, there is no guarantee that investment objectives will be met.

City National Rochdale LLC, its affiliated companies, or their respective shareholders, directors, officers and/or employees may have long or short positions in the securities discussed herein.

City National Rochdale High Yield Alternative
Strategies Fund LLC

Financial Statements

March 31, 2019

City National Rochdale High Yield Alternative Strategies Fund LLC

Financial Statements

March 31, 2019

TABLE OF CONTENTS

City National Rochdale High Yield Alternative Strategies Fund LLC	Page

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Statement of Assets, Liabilities and Members' Capital	2
Statement of Operations	3
Statements of Changes in Members' Capital	4
Statement of Cash Flows	5
Notes to Financial Statements	6 - 13
Financial Highlights	14

City National Rochdale High Yield Alternative Strategies Master Fund LLC	Page

Report of Independent Registered Public Accounting Firm	1

Financial Statements

Statement of Assets, Liabilities and Members' Capital	2
Statement of Operations	3
Statements of Changes in Members' Capital	4
Statement of Cash Flows	5
Schedule of Investments	6 - 7
Strategy Allocation Breakdown	8
Notes to Financial Statements	9 - 18
Financial Highlights	19

Director and Officer Information

Additional Information

Notice of Privacy Principles

EisnerAmper LLP
One Logan Square
130 North 18th Street, Suite 3000
Philadelphia, PA 19103
T 215.881.8800
F 215.881.8801
www.eisneramper.com

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Managing Member and Board of Directors of City National Rochdale High Yield Alternative Strategies Fund LLC
Opinion on the Financial Statements
We have audited the accompanying statement of assets, liabilities and members’ of City National Rochdale High Yield Alternative Strategies Fund LLC (the “Fund"), as of March 31, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, and the related notes (collectively referred to as the “financial statements”). The financial highlights for the years ended March 31, 2016 and 2015 were audited by other auditor’s whose report dated May 27, 2016 expressed an unqualified opinion. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we  are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ EisnerAmper LLP
We have served as the Fund’s auditor since March 3, 2017. We have served as the auditor of one or more City National Rochdale’s investment companies since 2015.
EISNERAMPER LLP Philadelphia, Pennsylvania May 29, 2019

1

City National Rochdale High Yield Alternative Strategies Fund LLC

Statement of Assets, Liabilities and Members' Capital

March 31, 2019

ASSETS
Investment in City National Rochdale High Yield
Alternative Strategies Master Fund LLC	$15,097,169
Prepaid expenses	2,687
Receivable from Adviser	9,198

Total Assets	15,109,054

LIABILITIES AND MEMBERS' CAPITAL
Liabilities
Professional fees payable	37,802
Investor servicing fee payable	19,499
Accrued expenses and other liabilities	3,157

Total Liabilities	60,458

Total Members' Capital	$15,048,596

The accompanying notes are an integral part of these financial statements.

2

City National Rochdale High Yield Alternative Strategies Fund LLC

Statement of Operations

Year Ended March 31, 2019

NET INVESTMENT LOSS ALLOCATED FROM CITY NATIONAL ROCHDALE
HIGH YIELD ALTERNATIVE STRATEGIES MASTER FUND LLC
Interest income	$27,644
Management fees	(122,209)
Expenses	(125,666)

Net Investment Loss Allocated	(220,231)

FUND EXPENSES
Investor servicing fees (see Note 4)	40,655
Professional fees	31,700
Custody fees	3,896
Administration fees	3,000
Registration fees	2,370
Insurance expense	1,020
Other fees	2,014
Total Fund Expenses	84,655

Less expenses waived and reimbursed	(47,947)

Net Fund Expenses	36,708

Net Investment Loss	(256,939)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
ALLOCATED FROM CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE
STRATEGIES MASTER FUND LLC
Net realized gain on investments	465,705
Net change in unrealized appreciation on investments	(323,293)

Net Realized and Unrealized Gain on Investments	142,412

Net Decrease in Members' Capital Resulting from Operations	$(114,527)

The accompanying notes are an integral part of these financial statements.

3

City National Rochdale High Yield Alternative Strategies Fund LLC

Statements of Changes in Members' Capital

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
FROM OPERATIONS
Net investment loss	$(256,939)	$(281,567)
Net realized gain on investments	465,705	1,438,537
Net change in unrealized appreciation on investments	(323,293)	378,698

Net Increase (Decrease) in Members' Capital
Resulting From Operations	(114,527)	1,535,668

Distributions to members *	(202,451)	(624,875)
Return of capital	(2,778,678)	-
Total Distributions	(2,981,129)	(624,875)

INCREASE (DECREASE) FROM TRANSACTIONS
IN MEMBERS' CAPITAL
Proceeds from sales of members' interests	-	2,650,004
Redemptions as a result of tender offer	-	(2,493,343)
Payment of redemptions of members' interests	-	(491,899)
Taxes paid from members' interests	-	(131)
Net Decrease in Members' Interests	-	(335,369)

Total Increase (Decrease) in Members' Capital	(3,095,656)	575,424

MEMBERS' CAPITAL

Beginning of year	18,144,252	17,568,828

End of year	$15,048,596	$18,144,252

*From net investment income.

The accompanying notes are an integral part of these financial statements.

4

City National Rochdale High Yield Alternative Strategies Fund LLC

Statement of Cash Flows

Year Ended March 31, 2019

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in members' capital resulting from operations	$(114,527)
Adjustments to reconcile net decrease in members' capital resulting from operations to net cash provided by operating activities:
Net change in unrealized depreciation on investments	323,293
Net realized gain on investments	(465,705)
Sales of investments in Master Fund, net	2,981,129
Net investment loss allocated from Master Fund	220,231
Expenses paid by the Master Fund	16,847
Changes in operating assets and liabilities:
Prepaid expenses	(911)
Receivable from Adviser	1,737
Professional fees payable	9,600
Investor servicing fee payable	8,382
Accrued expenses and other liabilities	1,053

Net Cash provided by Operating Activities	2,981,129

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions	(2,981,129)
Net Cash used in Financing Activities	(2,981,129)

Net Change in Cash	-

CASH
Beginning of year	-

End of year	$-

The accompanying notes are an integral part of these financial statements.

5

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2019

1.	Organization

City National Rochdale High Yield Alternative Strategies Fund LLC (the “Fund”) is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The Fund commenced investment operations on July 1, 2007. The Fund’s investment objective is to generate income from investments in higher yielding investments with lower credit quality and higher volatility than investment grade fixed income securities. “Lower credit quality” in this objective means investments rated below BBB, and “higher volatility” means the fluctuations in principal will be greater than the fluctuations in price associated with investment grade fixed income securities.

The Fund invests substantially all of its investable assets in City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Master Fund”), a registered investment company with the same investment objective as the Fund. City National Rochdale LLC (the “Manager” or "Adviser") is the investment adviser to the Master Fund. The Manager is also the adviser to City National Rochdale High Yield Alternative Strategies Fund TEI LLC, which also invests substantially all of its investable assets with the Master Fund.

The financial statements of the Master Fund are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. At March 31, 2019, the Fund's beneficial ownership of the Master Fund's net assets was 51.91%.

The Fund reserves the right to reject any subscriptions for interests in the Fund. Generally, initial and additional subscriptions for investment ("Member Interests") in the Fund by eligible investors in the Master Fund (“Members”) may be accepted at such times as the Fund may determine. Each Member must be a qualified investor and subscribe for a minimum initial investment in the Fund of $25,000. Additional investments in the Fund must be made in a minimum amount of $10,000. Brokers selling the Fund may establish higher minimum investment requirements than the Fund. From time to time the Fund may offer to repurchase Member Interests in the Fund at such times and on such terms as may be determined by the Fund's Board of Directors (the “Board”), in its complete and absolute discretion. Member Interests must be held for at least six months after initial purchase (or for a second six-month period as described below).

6

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2019

1.	Organization (continued)

Members must hold Member Interests for at least six months before being eligible to request that the Fund repurchase their Member Interests during a tender offer. If no such request is made by a Member during a tender offer, such Member must hold their Member Interests for a second six-month period before submitting an initial request.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Fair Value Measurements

The Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources, and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

7

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2019

2.	Significant Accounting Policies (continued)

Fair Value Measurements (continued)

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year ended March 31, 2019, the Fund’s investments consisted entirely of an investment in the Master Fund. The fair value hierarchy of the Master Fund’s investments is disclosed in the notes to the Master Fund’s financial statements, included elsewhere in this report.

Investments Valuation

The net asset value of the Fund is determined as of the close of business at the end of each month. The net asset value of the Fund equals the value of the assets of the Fund, less liabilities, including accrued fees and expenses.

The Fund's investment in the Master Fund represents substantially all of the Fund's assets. All investments owned are carried at fair value, which is the portion of the net asset value of the Master Fund held by the Fund.

The accounting for and valuation of investments by the Master Fund is discussed in the notes to the financial statements for the Master Fund, included elsewhere in this report.

The Fund has not maintained any positions in derivative instruments or directly engaged in hedging activities.

8

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2019

2.	Significant Accounting Policies (continued)

Investment Income Recognition

Purchases and sales of investments in the Master Fund are recorded on a trade-date basis. Interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date. Realized and unrealized gains and losses are included in the determination of income as allocated from the Master Fund based upon the Fund’s ownership interest.

Fund Expenses

The direct expenses of the Fund include, but are not limited to, the following: legal fees; accounting and auditing fees; custodial fees; costs of computing the Fund's net asset value; costs of insurance; registration expenses; expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board. The Fund, as an investor in the Master Fund, recognizes its share of the fees and expenses of the Master Fund (including a management fee).

Income Taxes

The Fund's tax year end is December 31. The Fund is treated as a partnership for Federal income tax purposes, whereby each Member is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Fund has adopted authoritative guidance on uncertain tax positions. The Fund recognizes the effect of tax positions when they are more likely than not of being sustained. Management is not aware of any exposure to uncertain tax positions that could require accrual or which could affect the Fund’s liquidity or future cash flows, or its treatment as a flow through entity, pursuant to relevant income tax regulations. As of March 31, 2019, the Fund’s tax years 2016 through 2018 remain open and subject to examination by relevant taxing authorities.

Distribution Policy

The Fund plans to make periodic distributions of its net investment income and capital gains, if any, to Members. The amount and frequency of distributions is at the sole discretion of the Board. During the year ended March 31, 2019, the Fund distributed $202,451 from net investment income and $2,778,678 from return of capital to Members.

9

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2019

2.	Significant Accounting Policies (continued)

Capital Accounts

Net profits or net losses of the Fund for each month are allocated to the capital account of each investor (each, a “Member”) as of the last day of each month in accordance with each Member’s respective investment percentage in the Fund. Net profits or net losses are measured as the net change in the value of the net assets of the Fund during each month, before giving effect to any repurchases of Member Interests in the Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Fund, other than in accordance with the Members' respective investment percentages.

Prior to the end of each quarter, the Fund receives Member contributions with an effective subscription date of the first day of the following month. These contributions are held by the Master Fund and have an effective investment date of the first day of the following month. The Master Fund, in turn, makes contributions to certain securities of privately placed investment vehicles (“Investment Funds”), which have effective subscription dates of the first day of the following month. These amounts are reported as "contributions received in advance" and "investments made in advance", respectively.

Cash and Cash Equivalents

The Fund considers all highly liquid investments with a maturity of ninety days or less at time of purchase to be cash equivalents.

Subsequent Events

The Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in its financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions through the date the financial statements were available to be issued and determined that there were no significant subsequent events that would require adjustments to or additional disclosure in these financial statements.

10

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2019

3. Commitments and Other Related Party Transactions

The Manager has contractually agreed to limit the current operating expenses of each of the Fund and the City National Rochdale High Yield Alternative Strategies Fund TEI, LLC (collectively, the “Feeder Funds”), including the operating expenses allocated to each of the Feeder Funds by the Master Fund, to an annual rate, expressed as a percentage of each Fund’s average annual net assets, of 1.75%. To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed. The Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses are to be reimbursed or at the time such payments are proposed. For the year ended March 31, 2019, the Manager waived $47,947 of fees and expenses, which may be recouped by the Manager no later than March 31, 2022.

The following is a schedule of when fees may be recouped by the Manager:
City National Rochdale High Yield Alternative Strategies Fund LLC	Expiration
$ 33,547 47,504 47,947	March 31, 2020 March 31, 2021 March 31, 2022
$ 128,998

No accrual has been made for such contingent liability because of the uncertainty of the reimbursement from the Fund.

4.	Investor Servicing Fees

The Fund pays a fee to CNR Securities, LLC, an affiliate of the Manager, as distributor, to reimburse it for payments made to broker-dealers and certain financial advisers (“Investor Service Providers”) that have agreed to provide ongoing investor services to investors in the Fund that are their customers. This fee is paid quarterly and in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.25% (on an annualized basis) of the aggregate value of outstanding Member Interests held by investors that receive services from the Investment Service Provider, determined as of the last day of the calendar month (before any repurchase of Member Interests); or (ii) the distributor’s actual payments to the Investor Service Providers.

11

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2019

5. Concentration, Liquidity and Off-Balance Sheet Risks

The Master Fund invests primarily in interests of Investment Funds which are illiquid securities and are not registered under the 1940 Act. Such Investment Funds invest in actively traded securities, illiquid securities, derivatives and other financial instruments using several investment strategies and investment techniques, including leverage, which may involve significant risks. The Master Fund's concentration and liquidity risks are discussed in the notes to the Master Fund's financial statements, which are included elsewhere in this report.

In the normal course of business, the Investment Funds in which the Master Fund invests trade various derivatives and financial instruments and enter into various investment transactions with off balance sheet risk. The Master Fund's off balance sheet risk is discussed in the notes to the Master Fund's financial statements, which are included elsewhere in this report.

6.	Investment Transactions

For the year ended March 31, 2019, the Fund's assets were invested in the Master Fund, and the Fund had aggregate redemptions of $2,997,976 from the Master Fund.

7. Tender Offer

On March 31, 2017, the Fund offered to purchase up to $5,501,065 of Members’ Interests in the Fund properly tendered at a price equal to the net asset value of such interests as of April 30, 2017. For Members’ Interests tendered, each security holder received a promissory note entitling the security holder to a cash amount equal to the net asset value of their interests calculated as of April 30, 2017, upon the terms and subject to the conditions set forth in the Offer to Purchase dated March 30, 2017. The offer terminated at 5:00 p.m., Eastern Time, on April 28, 2017. Pursuant to the Offer to Purchase, Members’ Interests of $2,493,343 were tendered and accepted by the Fund.

12

City National Rochdale High Yield Alternative Strategies Fund LLC

Notes to Financial Statements

March 31, 2019

8. New Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact the changes will have on the Fund and the Master Fund’s financial statements and disclosures.

13

City National Rochdale High Yield Alternative Strategies Fund LLC

Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015
TOTAL RETURN
Total Return before incentive fee	(0.72%)	9.23%	13.33%	(6.96%)	3.01%
Incentive fee (1)	-	-	(0.01%)	0.10%	(0.07%)
Total Return after incentive fee	(0.72%)	9.23%	13.32%	(6.86%)	2.94%

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period ($000's)	$15,049	$18,144	$17,569	$15,840	$16,946
Portfolio Turnover	0.00%	31.79%	31.93%	0.15%	20.10%

RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS

Net investment loss, before waivers and reimbursements	(1.87%)	(1.92%)	(2.27%)	(2.37%)	(2.38%)
Net investment loss, after waivers and reimbursements	(1.58%)	(1.64%)	(2.07%)	(2.16%)	(2.32%)

RATIO OF EXPENSES TO AVERAGE NET ASSETS,
BEFORE INCENTIVE FEE

Operating expenses, before waivers and reimbursements	2.04%	2.03%	2.31%	2.46%	2.30%
Operating expenses, after waivers and reimbursements (2)	1.75%	1.75%	2.12%	2.25%	2.25%

RATIO OF EXPENSES TO AVERAGE NET ASSETS,
NET OF WAIVERS AND REIMBURSEMENTS
AFTER INCENTIVE FEE (1)

Operating expenses, after waivers and reimbursements	1.75%	1.75%	2.12%	2.25%	2.25%
Incentive fee (1)	-	-	0.01%	(0.10%)	0.07%
Total Operating expenses, after waivers/reimbursements
or recoupment, after incentive fee	1.75%	1.75%	2.13%	2.15%	2.32%

(1) Effective January 1, 2017 the Fund no longer charges an incentive fee.

(2) Effective January 1, 2017 the Adviser has agreed to limit operating expenses to 1.75%. Expenses were previously limited to 2.25% of average net assets. See Note 3.

Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these Fund returns based on the timing of capital transactions.

Total returns do not include the effect of any sales load.

Portfolio turnover represents the Master Fund's portfolio turnover for the periods above.  The ratios of expenses to average net assets do not include expenses of the Investment
Funds in which the Master Fund invests.

The expense ratios are calculated for all Members taken as a whole.  The computation of such ratios based on the amount of expenses assessed to an individual Member's vary from these ratios based on the timing of capital transactions.

The accompanying notes are an integral part of these financial statements.

See Report of Independent Registered Public Accounting Firm.

* * * * * *

14

City National Rochdale High Yield Anternative Strategies Master Fund LLC

Financial Statements

March 31, 2019

TABLE OF CONTENTS
Page

Report of INdependent Registered Public Accounting Firm	1

Financial Statements

Statement of Assets, Liabilities and Members' Capital	2
Statement of Operations	3
Statement of Changes in Members' Capital	4
Statement of Cash Flow	5
Schedule of Investments	6 - 7
Strategy Allocation Breakdown	8
Notes to Financial Statements	9 - 18
Financial Highlights	19

Director and Officer Information

Additional Information

Notice of Privacy Principles

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Managing Member and Board of Directors of City National Rochdale High Yield Alternative Strategies Master Fund LLC
Opinion on the Financial Statements
We have audited the accompanying statement of assets, liabilities and members’ capital of City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Fund"), including the schedule of investments as of March 31, 2019, and the related statements of operations and cash flows for the year then ended, the statements of changes in members' capital for each of the years in the two-year period then  ended, and the financial highlights for each of the years in the three-year period then ended, and the related notes (collectively referred to as the “financial statements”). The financial highlights for the years ended  March 31, 2016 and 2015 were audited by other auditor’s whose report dated May 27, 2016 expressed an unqualified opinion.  In our opinion, the financial statements present fairly, in all material respects, the  financial position of the Fund as of March 31, 2019, and the results of its operations and its cash flows for the year then ended, the changes in its members’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits.  We are a public accounting firm  registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting.  Accordingly, we express  no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2019 by correspondence with the custodians and individual investment funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ EisnerAmper LLP
We have served as the Fund’s auditor since March 3, 2017. We have served as the auditor of one or more City National Rochdale’s investment companies since 2015.
EISNERAMPER LLP Philadelphia, Pennsylvania May 29, 2019

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statement of Assets, Liabilities and Members' Capital

March 31, 2019

ASSETS
Investments, at fair value (cost $25,413,060)	$29,221,432
Interest receivable	3,819

Total Assets	29,225,251

LIABILITIES AND MEMBERS' CAPITAL
Liabilities
Management fees payable	35,857
Professional fees payable	68,852
Directors' fees payable	729
Accrued expenses and other liabilities	35,436

Total Liabilities	140,874

Total Members' Capital	$29,084,377

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statement of Operations

Year Ended March 31, 2019

INVESTMENT INCOME
Interest income	$53,305

Investment Income	53,305

EXPENSES
Management fees (see Note 4)	235,576
Professional fees	125,292
Administration fees	100,131
Custody fees	6,635
Directors' fees	2,736
Other expenses	7,434

Total Expenses	477,804

Net Investment Loss	(424,499)

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS
Net realized gain on investments	897,716
Net change in unrealized appreciation on investments	(621,561)

Net Realized and Unrealized Gain on Investments	276,155

Net Decrease in Members' Capital Resulting from Operations	$(148,344)

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statements of Changes in Members' Capital

	Year Ended	Year Ended
	March 31, 2019	March 31, 2018
FROM OPERATIONS
Net investment loss	$(424,499)	$(482,997)
Net realized gain on investments	897,716	3,028,328
Net change in unrealized appreciation on investments	(621,561)	568,292

Net Increase (Decrease) in Members' Capital
Resulting From Operations	(148,344)	3,113,623

DECREASE FROM TRANSACTIONS
IN MEMBERS' CAPITAL
Proceeds from sales of members' interests (see Note 2)	42,303	2,867,469
Capital transfers to feeder funds	(5,957,097)	(9,211,458)
Net Decrease from Transactions in Members' Capital	(5,914,794)	(6,343,989)

Total Decrease in Members' Capital	(6,063,138)	(3,230,366)

MEMBERS' CAPITAL

Beginning of year	35,147,515	38,377,881

End of year	$29,084,377	$35,147,515

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statement of Cash Flows

Year Ended March 31, 2019

CASH FLOWS FROM OPERATING ACTIVITIES
Net decrease in members' capital resulting from operations	$(148,344)

Adjustments to reconcile net decrease in members' capital
resulting from operations to net cash from operating activities:
Sales of investments	5,115,080
Purchases of money market fund	(17,550,313)
Sales of money market fund	18,441,169
Net change in unrealized appreciation on investments	621,561
Net realized gain on investments	(897,716)

Change in Operating Assets and Liabilities:
Receivable for fund investments sold	364,188
Interest receivable	(500)
Management fees payable	(7,482)
Professional fees payable	(16,559)
Directors' fees payable	(10,244)
Accrued expenses and other liabilities	3,954

Net Cash provided by Operating Activities	5,914,794

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members' interests (see Note 2)	42,303
Capital transfers to feeder funds	(5,957,097)

Net Cash used in Financing Activities	(5,914,794)

Net Change in Cash	-

CASH
Beginning of year	-

End of year	$-

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Fund LLC (the "Fund") invests substantially all of its investable assets in City National Rochdale High Yield Alternative Strategies Master Fund LLC (the "Master Fund"), a registered investment company with the same investment objective as the Fund.

As of March 31, 2019, the Fund owned 51.91% of the Master Fund. The schedule of investments of the Master Fund is as follows:

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Schedule of Investments

March 31, 2019

				Redemptions
	Percentage of				Notice Period
	Members' Capital	Cost	Fair Value	Frequency	# of Days
Long-Term Alternative Investment Funds: (1)

Structured Credit - CLO:

CIFC CLO Opportunity Holdings Fund II LP	17.3%	$4,285,597	$5,041,949	*	*
(Purchased: 7/1/2017 and 8/1/2017)

Alcentra Structured Credit Opportunity Fund II (2)	39.1	8,347,430	11,359,899	Qaurterly	90
(Purchased: 5/1/2014, 7/1/2014, 8/1/2014, 9/1/2014,
10/1/2014, 11/1/2014, 5/1/2017, and 9/1/2017)

Great Lakes III, LP	9.7	3,501,715	2,809,454	Quarterly	90
(Purchased: 5/1/2013, 9/1/2013, 10/1/2013, 12/1/2013,
1/1/2014, 2/1/2014, 5/1/2014, and 7/1/2014)

SEIX CLO Management LP	25.6	7,095,286	7,442,176	**	**
(Purchased: 10/1/2016)
	91.7	23,230,028	26,653,478

Liquidating Positions:

GoldenTree Partners LP (3)	2.1	210,330	595,252	***	***
(Acquired: 7/2/2007, 8/1/2007, 11/1/2007, 12/3/2007,
2/1/2008, 7/1/2012, and 8/1/2012)

Total Long-Term Alternative Investment Funds:	93.8	23,440,358	27,248,730

Short-Term Investment:

Money Market Fund:

First American Government Obligations Fund - Class Z, 2.32% (4)	6.8	1,972,702	1,972,702

Total Investments	100.6%	$25,413,060	$29,221,432

(1) All investments are non-income producing.
(2) Holdings in the Clareant Structured Credit Opportunity Fund II merged with Alcentra Structured Credit Opportunity Fund II effective January 1, 2019.
(3) Remaining value represents side pocket interests.
(4) 7-day yield.

* This investment is long-term and illiquid.

** SEIX CLO Management LP has a five year re-investment period and a subsequent wind down. This investment is long-term and illiquid.

*** A side pocket investment has been established for GoldenTree Partners LP. This investment is long-term and illiquid.

The investments in Alternative Investments Funds shown above, representing 93.8% of net assets, have been fair valued in accordance with procedures established by the Board of Directors.

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Schedule of Investments, Continued

March 31, 2019

Structured Credit. The structured credit strategy invests in stressed/distressed non-corporate fixed income asset classes in non-traditional markets such as residential real estate, commercial real estate and asset backed lending that have become distressed and/or are undergoing structural changes, with anticipated improvement in the fundamental value of the underlying asset. Economic downturns and fundamental uncertainties can cause forced selling of securitized assets associated with such markets. In general, profits are made by identifying and investing in securities priced significantly below their intrinsic values where the strategy can maximize long-term capital appreciation from earning interest income and cash flows from current amortizing principal payments, cash flows from liquidations, and from the fundamental appreciation of the underlying assets. Investing in structured credit requires deep fundamental analysis of the underlying assets and the behavior of the borrowers. Managers may invest in structured credit securities at deep discounts to fair value. Profits are realized as these securities converge to or above fair value with fundamental improvements in underlying borrowers, assets or improved technical behavior. Typically, structured credit managers will take positions in both agency and non-agency residential mortgage-backed securities (RMBS), commercial mortgage-backed securities (CMBS), collateralized loan obligations (CLO), and other consumer and commercial loan and asset-backed securities (ABS). At times, the strategy may also entail positions in other income generating assets such as life settlements and annuities, trade finance, legal settlements, whole loans, etc.

Liquidating Positions. Liquidating positions from former investment strategies remain in the Fund due to redemption restrictions placed on the Fund by investment fund managers either at their sole discretion or for other reasons. Such reasons include the magnitude of redemptions requested, portfolio valuation issues and market conditions.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Schedule of Investments, Continued

March 31, 2019

Strategy Allocation Breakdown
(as a % of total investments)

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2019

1.	Organization

City National Rochdale High Yield Alternative Strategies Master Fund LLC (the "Master Fund") is a closed-end, non-diversified management investment company that was organized as a limited liability company under the laws of the State of Delaware on September 11, 2006, and serves as a master fund in a master feeder structure. City National Rochdale High Yield Alternative Strategies Fund LLC and City National Rochdale High Yield Alternative Strategies Fund TEI LLC (the “Feeder Funds”) serve as the feeder funds in the master feeder structure. Interests in the Master Fund are issued solely in private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the "1933 Act"). Investments in the Master Fund may be made only by U.S. and foreign investment companies, common or commingled trust funds, organizations or trusts described in Sections 401(a) or 501(a) of the Internal Revenue Code of 1986, as amended, or similar organizations or entities that are "accredited investors" within the meaning of Regulation D under the 1933 Act. The Master Fund is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

City National Rochdale, LLC (the “Manager” or "Adviser") is the investment adviser to the Master Fund. City National Rochdale, LLC is a subsidiary of City National Bank, and each are wholly-owned subsidiaries of RBC USA Holdco Corporation, a wholly-owned indirect subsidiary of Royal Bank of Canada.

The Master Fund seeks to achieve its objective by investing substantially all of its assets in the securities of privately placed investment vehicles, typically referred to as hedge funds (“Investment Funds”) that pursue a variety of high yield income generating strategies.

The Master Fund’s investment objective is to generate income from investments in higher yielding investments with lower credit quality and higher volatility than investment grade fixed income securities. “Lower credit quality” in this objective means investments rated below BBB, and “higher volatility” means the fluctuations in principal will be greater than the fluctuations in price associated with investment grade fixed income securities. Under normal circumstances, at least 80% of the Master Fund's total assets will be invested either directly, or indirectly in Investment Funds, which invest in a variety of high yield income generating investments. The Investment Funds themselves are non-income producing.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2019

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Master Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Investments Valuation

Investments in Investment Funds are stated and recorded at fair value, as determined in good faith by the Fair Value Committee in accordance with US GAAP using the net asset value (“NAV”) as reported by the management of each respective Investment Fund. FASB guidance provides for the use of NAV as a “practical expedient” for estimating fair value of alternative investments which (a) do not have a readily determinable fair value, and (b) either have the attributes of an investment company or prepare their financial statements consistent with the measurement principles of an investment company. Such values generally represent the Master Fund's proportionate share of the net assets of the Investment Funds as reported by the Investment Fund managers. Accordingly, the value of the investments in Investment Funds is generally increased by additional contributions to the Investment Funds and the Master Fund's share of net earnings from the Investment Funds, and decreased by distributions from the Investment Funds and the Master Fund's share of net losses from the Investment Funds.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2019

2.	Significant Accounting Policies (continued)

Investment Valuations (continued)

The Adviser reviews the details of the reported information obtained from the Investment Fund managers and considers: (i) the measurement date of the NAVs provided, (ii) the basis of accounting, and (iii) in instances where the basis of accounting is other than fair value, fair valuation information provided by the Investment Fund managers. The Adviser may make adjustments to the NAVs of various Investment Funds to obtain the best estimate of fair value, which is consistent with the measurement principles of an investment company. Any determinations made by the Adviser will be reviewed and approved by the Fair-Value Committee, which has been designated by the Board to make all necessary fair value determinations.

The Master Fund has not maintained any positions in derivative instruments or directly engaged in hedging activities.

Fair Value Measurements

The Master Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, and a discussion of changes in valuation techniques and related inputs during the year. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources, and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2019

2.         Significant Accounting Policies (continued)

Fair Value Measurements (continued)

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments measured using the NAV as a practical expedient are not classified within the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. See Note 3 – Investments.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis. Realized gains and losses on Investment Funds are recognized using the specific identification method. Interest income is recorded on the accrual basis and dividends are recorded on the ex-dividend date. Realized and unrealized gains and losses are included in the determination of income.

Fund Expenses

The expenses of the Master Fund include, but are not limited to, the following: legal fees; accounting and auditing fees; custodial fees; management fees; costs of computing the Master Fund's NAV; costs of insurance; registration expenses; due diligence expenses; travel and related expenses; expenses of meetings of the Board and officers; all expenses with respect to communications to members; and other types of expenses as may be approved from time to time by the Board.

Income Taxes

The Master Fund’s tax year end is December 31. The Master Fund is treated as a partnership for Federal income tax purposes. Each member is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Master Fund has adopted authoritative guidance on uncertain tax positions. The Master Fund recognizes the effect of tax positions when they are more likely than not of being sustained. Management is not aware of any exposure to uncertain tax positions that could require an accrual or which could affect the Master Fund’s liquidity or future cash flows. As of March 31, 2019, the Master Fund’s tax years 2016 through 2018 remain open and subject to examination by relevant taxing authorities.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2019

2.	Significant Accounting Policies (continued)

Subsequent Events

The Master Fund has adopted financial reporting rules regarding subsequent events, which requires an entity to recognize in its financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Master Fund’s related events and transactions through the date the financial statements were available to be issued and determined that there were no significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Capital Accounts

Net profits or net losses for each month are allocated to the capital account of each investor (each, a “Member”) as of the last day of each month in accordance with Member’s respective investment percentage of the Master Fund. Net profits or net losses are measured as the net change in the value of the net assets of the Master Fund during a fiscal period, before giving effect to any repurchases of interests in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Master Fund, other than in accordance with the Members' respective investment percentages.

Prior to the end of each quarter, the Master Fund receives Member contributions with an effective subscription date of the first day of the following month.

The Master Fund, in turn, makes contributions to certain Investment Funds, which have effective subscription dates of the first day of the following month. These amounts are reported as "contributions received in advance" and "investments made in advance", respectively.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2019

3.	Investments

The following are the classes of investments grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis at March 31, 2019:

	Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Alternative Investment Funds ^	$-	$-	$-	$27,248,730
Short-Term Investment - Money Market Fund	1,972,702	-	-	1,972,702
Total Investments	$1,972,702	$-	$-	$29,221,432

^ Alternative Investment Funds were valued using the practical expedient and have not been classified in the fair value hierarchy.

The Fund did not invest in any Level 3 securities and there were no transfers into or out of Level 1, Level 2 or Level 3 fair value measurements at March 31, 2019, as compared to their classification from the previous annual report.

The following table presents additional information for investments measured using the NAV practical expedient:

Alternative Investment Funds	Fair Value at March 31, 2019	Unfunded Commitments	Redemption Frequency	Redemption Notice Period

Structured Credit – CLO	$5,041,949	-	*	*
Structured Credit – CLO	14,169,353	-	Quarterly	90
Structured Credit – CLO	7,442,176	-	**	**
Liquidating Positions	595,252	-	***	***
Total	$27,248,730	$-

* This investment is long-term and illiquid.

** SEIX CLO Management LP has a five year re-investment period and a subsequent wind down. This investment is long-term and illiquid.

*** A side pocket investment has been established for GoldenTree Partners LP. This investment is long-term and illiquid.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2019

4. Commitments and Other Related Party Transactions

Management Fees

Under the supervision of the Master Fund’s Board and pursuant to an investment management agreement (“Investment Management Agreement”), the Manager, an investment adviser registered under the Investment Advisers Act of 1940, as amended, serves as the investment manager for the Master Fund. The Manager is authorized, subject to the approval of the Master Fund’s Board, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Manager to the Master Fund or to assist in providing those services.

The Master Fund paid the Manager an investment management fee at an annual rate equal to 0.75% of the Master Fund’s net assets, computed at each month-end, including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases by the Master Fund of Member interests. The investment management fee is accrued monthly and paid to the Manager out of the Master Fund’s assets.

Administration Fee

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“the Administrator”) acts as the administrator for the Master Fund and the Feeder Funds (collectively, the “Funds”) under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Members of the Feeder Funds; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. For its services, the Administrator receives a monthly fee from the Master Fund at an annual rate of 0.12% for the first $150 million, 0.10% for the next $150 million and 0.08% thereafter of average net assets, with a minimum annual fee of $100,000.

Expense Reimbursement

The Manager has contractually agreed to limit the current operating expenses of each of the Feeder Funds, including the operating expenses allocated to each of the Feeder Funds by the Master Fund, to an annual rate, expressed as a percentage of each Fund’s average annual net assets, of 1.75%. To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed. A Feeder Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses are to be reimbursed or at the time such payments are proposed.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2019

4.	Commitments and Other Related Party Transactions (continued)

The following is a schedule of when fees may be recouped by the Manager with respect to the Feeder Funds:

City National Rochdale High Yield Alternative Strategies Fund LLC	City National Rochdale High Yield Alternative Strategies Fund TEI LLC	Expiration
$33,547	$38,225	March 31, 2020
47,504 47,947	57,605 50,826	March 31, 2021 March 31, 2022
$128,998	$146,656

No accrual has been made for such contingent liability because of the uncertainty of the reimbursement from the Feeder Funds.

5. Investment Risks and Uncertainties

Alternative investments consist of non-traditional, not readily marketable investments, some of which may be structured as offshore limited partnerships, venture capital funds, hedge funds, private equity funds and common trust funds. The underlying investments of such funds, whether invested in stock or other securities, are generally not currently traded in a public market and typically are subject to restrictions on resale. Values determined by investment managers and general partners of underlying securities that are thinly traded or not traded in an active market may be based on historical cost, appraisals, a review of the investees’ financial results, financial condition and prospects, together with comparisons to similar companies for which quoted market prices are available, or other estimates that require varying degrees of judgment.

Investments are carried at fair value provided by the respective alternative investment’s management. Because of the inherent uncertainty of valuations, the estimated fair values may differ significantly from the values that would have been used had a ready market for such investments existed or had such investments been liquidated, and those differences could be material.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2019

6. Concentration, Liquidity and Off-Balance Sheet Risk

The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and that invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility.

Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity, as described below.

Redemption restrictions exist for Investment Funds whereby Investment Fund managers may suspend redemptions either in their sole discretion or for other reasons. Such reasons include the magnitude of redemptions requested, portfolio valuation issues or market conditions.

Redemptions are currently restricted for three Investment Funds with a fair value of $13,079,377 at March 31, 2019, as noted in the Schedule of Investments.

In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return equity swap contracts. The Master Fund's risk of loss in these Investment Funds is limited to the value of its own investments reported in the financial statements of the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

7. Investment Transactions

For the year ended March 31, 2019 (excluding short-term securities), the aggregate sales of investments were $5,115,080.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2019

8. New Accounting Pronouncements

In August 2018, FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact the changes will have on the Feeder Funds’ and the Master Fund’s financial statements and disclosures.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Financial Highlights

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2019	March 31, 2018	March 31, 2017	March 31, 2016	March 31, 2015

TOTAL RETURN - NET	(0.50%)	9.41%	13.53%	(6.80%)	3.39%

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of period ($000's)	$29,084	$35,148	$38,378	$34,641	$36,798

Portfolio Turnover	0.00%	31.79%	31.93%	0.15%	20.10%

Ratio of Net Investment
Loss to Average Net Assets	(1.35%)	(1.42%)	(1.81%)	(2.01%)	(1.86%)

Ratio of Expenses to
Average Net Assets	1.52%	1.53%	1.86%	2.02%	1.86%

Total return is calculated for all Members taken as a whole and an individual Member's return may vary from these Master Fund returns based on the timing of capital transactions.

Total returns do not include the effect of any sales load.

The ratios of expenses to average net assets do not include expenses of the Investment Funds in which the Master Fund invests.

The expense ratios are calculated for all Members taken as a whole. The computation of such ratios based on the amount of expenses assessed to an individual Member's capital may vary from these ratios based on the timing of capital transactions.

The ratios above do not include the proportionate share of income or loss from their investments in other funds.

The accompanying notes are an integral part of these financial statements.

See Report of Independent Registered Public Accounting Firm.

* * * * * *

DIRECTORS AND OFFICERS OF THE MASTER FUND

The Directors of the Master Fund, who were elected by the shareholders of the Master Fund, are responsible for the overall management of the Master Fund, including general supervision and review of the investment activities of the Master Fund. The Directors, in turn, elect the officers of the Master Fund, who are responsible for administering the day to day operations of the Master Fund. The current Directors and Officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes information about the Directors and is available, without charge, by calling 1-866-209-1967.

Independent Board Members
Name, Address, Age	Position with the Master Fund	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	# of Funds in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member
Daniel A. Hanwacker 400 Park Avenue New York, NY 10022 Age: 66	Director	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001-present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management, Co., LLC (1995-2000).	17
Jon C. Hunt 400 Park Avenue New York, NY 10022 Age: 67	Director	Since 2013	Retired (March 2013-present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (July 2012-March 2013). Managing Director and Chief Operating Officer, CCM (1998- June 2012).	17

Advisor’s Inner Circle Fund III (February 2014 – present); Winton Series Trust and Winton Diversified Opportunities Fund, Lead Independent Trustee (January 2015 – 2018); Gallery Trust (2016 – present); Schroder Series Trust and Schroder Global Series Trust, Lead Independent Trustee (2017 – present)

Vernon C. Kozlen 400 Park Avenue New York, NY 10022 Age: 73	Director Chairman	Since 2007 Since 2016	Retired (2007-present). President and Chief Executive Officer, City National Rochdale Funds (2000-2007). Executive Vice President and Director of Asset Management Development, City National Bank “CNB” (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, City National Asset Management, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, City National Asset Management, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	17	Windermere Jupiter Fund, LLC (3)

Name, Address, Age	Position with the Master Fund	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	# of Funds in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member
Jay C. Nadel 400 Park Avenue New York, NY 10022 Age: 60	Director	Since 2013	Financial Services Consultant (2005-present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	17

Advisor’s Inner Circle Fund III (2016 – present); Winton Series Trust and Winton Diversified Opportunities Fund (2016 – 2018); Gallery Trust (2016 – present); Schroder Series Trust, Independent Trustee (2017 – present)

James Wolford 400 Park Avenue New York, NY 10022 Age: 63	Director	Since 1999

Chief Executive Officer of Corinthian Development Company (December 2013 - present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (March 2011-December 2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-March 2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).
				17

Interested Board Member

Andrew S Clare (4) 400 Park Avenue New York, NY 10022 Age: 72	Director	Since 2013	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	17	None
(1)	The Directors serve for terms of office as follows:

Name of Director	End of Term of Office
Vernon C. Kozlen	December 31, 2020*
James Wolford	March 29, 2023
Andrew S. Clare	December 31, 2020*
Daniel A. Hanwacker	March 29, 2023
Jon C. Hunt	March 29, 2023
Jay C. Nadel	March 29, 2023

    * Subject to extension by the Board for up to two years.

(2)
“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes series of City National Rochdale Funds as well as the following registered closed-end funds: City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC, City National Rochdale Select Strategies Fund, and City National Rochdale Strategic Credit Fund.

(3)	Convergent Wealth Advisors, LLC, which is under common control with CNB, serves as investment adviser to Windermere Jupiter Fund, LLC, which is a private investment fund.
(4)	Mr. Clare is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

Officers of the Master Fund

Name, Address, Age	Position(s) with the Master Fund	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
Garrett R. D’Alessandro City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 61	President and Chief Executive Officer	Since Inception	Chief Executive Officer, City National Rochdale (1986-present); Chief Investment Officer, City National Rochdale (April 2016-March 2018).
Don Andrews City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 60	Vice President; Chief Compliance Officer (“CCO”); Anti-Money Laundering Officer & Identity Theft Program Officer	Since 2019

Chief Compliance Officer for City National Bank Wealth Management Division (2019-present); Global Practice Leader for Risk and Compliance, Smith Reed (2017-2019); Co-Head Risk and Compliance, Venable (2015-2017); CCO and CRO, Bessemer Trust (2002-2015)

Mitchell Cepler City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 36	Treasurer and Chief Financial Officer	Since 2015	Group Finance Manager, City National Rochdale (2011-present).
Kurt Hawkesworth City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 47	Secretary	Since 2010	Chief Operating Officer, City National Rochdale (2003-present).
Anthony Sozio City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 47	Assistant Secretary	Since 2013	Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

Additional Information

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-800-245-9888; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Master Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Forms N-Q will be available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling 1-800-732-0330. By April 30, 2020, the Master Fund will begin submitting its complete schedule of portfolio holdings on Form N-PORT with the SEC for each month in a fiscal quarter within 60 days after the end of that fiscal quarter, and the Master Fund will no longer utilize Form N-Q.

NOTICE OF PRIVACY PRINCIPLES

The City National Rochdale funds and their affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. The funds have adopted a Privacy Policy to guide our conduct when we collect, use, maintain or release nonpublic personal information from our shareholders and prospective shareholders. Certain information regarding the Privacy Policy is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. A fund may obtain nonpublic personal information from and about its shareholders and prospective shareholders from different sources, including the following: (i) information we receive from shareholders and prospective shareholders directly or through their financial intermediaries, on subscription agreements, forms or other documents; (ii) information about shareholder transactions with the fund, its affiliates, or others; (iii) information about a shareholder’s transactions with nonaffiliated third parties; (iv) information from or about a shareholder collected online; and (v) information we receive from a consumer reporting agency. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to, among other things, understand and better meet their financial needs and requests, administer and maintain their accounts, provide them with our products and services, anticipate their future needs, protect them and us from fraud or unauthorized transactions, and meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues and applicable affiliates to limit the availability of all shareholder information within their respective organizations to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

We generally limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction or a shareholder request for a product or service; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

We maintain physical, electronic, and procedural safeguards that are designed to guard all shareholder information. In addition, we educate all our colleagues about the Privacy Policy and their obligations to maintain confidentiality and privacy of shareholder information as summarized in this Notice and we take appropriate disciplinary measures to enforce these obligations.

A full copy of the funds’ Privacy Policy is available upon request from the fund. Should you have any questions regarding the Privacy Policy, please contact your investment professional or the funds at (888) 889-0799.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. James Wolford is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2019	FYE 3/31/2018
Audit Fees	$20,400	$20,000
Audit-Related Fees	$0	$0
Tax Fees	$8,500	$7,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by EisnerAmper LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2019	FYE 3/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 3/31/2019	FYE 3/31/2018
Registrant	$8,500	$7,500
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable since the Fund invests exclusively in non-voting securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of March 31, 2019:

Portfolio Manager	Since	Recent Professional Experience
Thomas Ehrlein	2013

Mr. Ehrlein is a Director, Portfolio and Alternative Analytics Group at City National Rochdale.

Mr. Ehrlein joined the former Rochdale Investment Management (predecessor to City National Rochdale) in 2005.  He oversees a number of business segments at the firm including, investment oversight for all non-traditional investments, and the portfolio analytics & modeling processes.  He is also a key member of the firm’s asset allocation committee.  He has been involved with the investment management industry since 2000.

Previously, Mr. Ehrlein was a Senior Consultant in the Investment Management division of FactSet Research Systems, Inc., where he performed financial market and portfolio management research and quantitative analysis for institutional money management firms.  Additionally, he was a middle market lending credit analyst at ABN-Amro, North America.

Thomas Ehrlein is not responsible for the day-to-day management of any other accounts or pooled investments. Mr. Ehrlein receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular portfolio or account. Like the Manager’s other employees, Mr. Ehrlein is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular portfolio or account. Mr. Ehrlein does not own shares of the Fund or the Master Fund.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during the period.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  City National Rochdale High Yield Alternative Strategies Fund LLC

By (Signature and Title) /s/ Garrett R. D’Alessandro
   Garrett R. D’Alessandro, President

Date June 3, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date June 3, 2019

By (Signature and Title)  /s/ Mitchell Cepler
Mitchell Cepler, Treasurer

Date June 3, 2019